EXHIBIT 32.2
Section 1350 Certification
of Angche Sherpa (Treasurer and Chief Financial Officer)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MacKenzie Realty Capital, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2024, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Angche Sherpa, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2024	By:	/s/ Angche Sherpa
Angche Sherpa
Treasurer and Chief Financial Officer